EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boomerang Systems, Inc. (the Company) on Form 10-Q for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Stanley J. Checketts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002,that:

1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanley J. Checketts
Stanley J. Checketts
Principal Executive Officer
May 20, 2009

A signed original of these written statements required by Section 1350 has been provided to Boomerang Systems, Inc. and will be retained by Boomerang Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.